FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

(formerly, Federated International Growth Fund)

(A Portfolio of Federated World Investment Series, Inc.)


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SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003

The following information is effective November 3, 2003.

Please replace the table entitled "Fees and Expenses" under the section entitled "What are the Fund's Fees and Expenses" with the following:


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B and Class C Shares.

Shareholder Fees                                       Class  Class  Class
                                                       A      B      C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as   5.50%  None   1.00%
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as 0.00% 5.50% 1.00% applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage   None   None   None
of offering price)
Redemption Fee (as a percentage of amount redeemed,    None   None   None
if applicable)
Exchange Fee                                           None   None   None

Annual Fund Operating Expenses (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee2                                        1.25%  1.25%  1.25%
Distribution (12b-1) Fee3                              0.25%  0.75%  0.75%
Shareholder Services Fee                               0.25%  0.25%  0.25%
Other Expenses                                         1.27%  1.27%  1.27%
Total Annual Fund Operating Expenses                   3.02%  3.52%4 3.52%
1  Although not contractually obligated to do so, the Adviser and the distributor will waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2003.
   Total Waivers of Fund Expenses                      1.37%  1.12%  1.12%
  Total Annual Fund Operating Expenses (after          1.65%  2.40%  2.40%
  waivers)5
2 The Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee to be paid by the Fund (after the anticipated voluntary waiver) expects to be 0.13% for the fiscal year ending November 30, 2003.
3 Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending November 30, 2003.
4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.
5 The Actual Annual Fund Operating Expenses (after waivers) for the
  Fund's Class A, Class B and Class C Shares were 1.72%, 2.47% and 2.47% for the fiscal year ended November 30, 2002.

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                                                               October 27, 2003


[Federated logo]
Federated International Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor
Cusip 31428U813
29341 (10/03)